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                                                                   EXHIBIT 23(a)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 20, 1996 with respect to the financial statements of Transmation, Inc. for the three years ended March 31, 1996, appearing on page 16 of the Annual Report on Form 10-K of Transmation
Inc.

/s/ Price Waterhouse LLP

Rochester, New York
July 25, 1996